UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24 2017

Commission file number:   000-53662

IRONCLAD ENCRYPTION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	81-0409475
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

777 Post Oak Lane, Houston TX	77056
(Address of principal executive offices)	(Zip Code)

(888) 362-7972

(Issuer's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 24, 2017 the Board of Directors of Ironclad Encryption Corporation, acting by unanimous consent, resolved to change the domicile of the Corporation from Delaware to Nevada.  A Certificate of Conversion was filed with the office of the Delaware Secretary of State, and Articles of Incorporation were filed with the Secretary of State of Nevada on January 26, 2017. Ironclad Encryption Corporation’s conversion out of Delaware and its subsequent incorporation in Nevada was effective as of January 27, 2017.

Ironcladencryption.com includes details of product technology and services.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

3.1

Certificate of Conversion from Delaware to Nevada

3.2

Articles of Incorporation in Nevada

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

IRONCLAD ENCRYPTION CORPORATION

Date: February 13, 2017

      /s/ James D. McGraw

By: ______________________

       James D. McGraw

Its:  President